POWER OF ATTORNEY

WHEREAS, the undersigned, Griffin Institutional Access Credit Fund, a Delaware trust (the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Trust Act of 1940, as amended (file nos. 333-211845 and 811-23159);

NOW, THEREFORE, the Trust hereby constitutes and appoints each of Terrence O. Davis and Christopher Moore, and each of them singly, with full powers of substitution and resubstitution, its true and lawful attorney, with full power to him to sign for it, and in its name, any Registration Statement of the Trust on Form N-2, all Pre-Effective Amendments to any such Registration Statement of the Trust, any and all subsequent Post-Effective Amendments to such Registration Statement, any and all supplements or other instruments in connection therewith, and any subsequent Registration Statements for the same offering, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the securities regulators of the appropriate states and territories, and generally to do all such things in my name and on my behalf in connection therewith as such attorney deems necessary or appropriate to comply with the Securities Act of 1933, the Investment Trust Act of 1940, all related requirements of the Securities and Exchange Commission and all related requirements of the appropriate state and territorial regulators, granting unto such attorney full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorney lawfully could do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 27th day of November, 2018.

GRIFFIN INSTITUTIONAL ACCESS CREDIT FUND

By: /s/ Randy Anderson
Randy Anderson
Manager

/s/ Tanya Cody
Tanya Cody
Witness

POWER OF ATTORNEY

WHEREAS, GIACF ALTERNATIVE HOLDINGS, LLC, a limited liability company formed under the laws of the Cayman Islands (the “Company”), is a wholly-owned subsidiary of Griffin Institutional Access Credit Fund, a business trust organized under the laws of the State of Delaware (the “Trust”); and

WHEREAS, the Trust periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended (file nos. 333-211845 and 811-23159);

WHEREAS, the undersigned is a Manager of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints each of Terrence O. Davis and Christopher Moore, and each of them singly, with full powers of substitution and resubstitution, my true and lawful attorney, with full power to him to sign for me, and in my name and in the capacities indicated below, any Registration Statement of the Trust on Form N-2, all Pre-Effective Amendments to any such Registration Statement of the Trust, any and all subsequent Post-Effective Amendments to such Registration Statement, any and all supplements or other instruments in connection therewith, and any subsequent Registration Statements for the same offering, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the securities regulators of the appropriate states and territories, and generally to do all such things in my name and on my behalf in connection therewith as such attorney deems necessary or appropriate to comply with the Securities Act of 1933, the Investment Company Act of 1940, all related requirements of the Securities and Exchange Commission and all related requirements of the appropriate state and territorial regulators, granting unto such attorney full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorney lawfully could do or cause to be done by virtue hereof. This power of attorney shall be construed in accordance with and governed by the laws of the Cayman Islands.

IN WITNESS WHEREOF, the undersigned has executed this instrument as a Deed on this 27th day of November, 2018.

EXECUTED AS A DEED BY

GIACF ALTERNATIVE HOLDINGS, LLC

/s/ Randy Anderson
Randy Anderson
Manager

/s/ Tanya Cody
Tanya Cody
Witness

POWER OF ATTORNEY

WHEREAS, the undersigned, GIACF ALTERNATIVE HOLDINGS, LLC, a limited liability company formed under the laws of the Cayman Islands (the “Company”), is a wholly-owned subsidiary of Griffin Institutional Access Credit Fund, a business trust organized under the laws of the State of Delaware (the “Trust”); and

WHEREAS, the Trust periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended (file nos. 333-211845 and 811-23159);

NOW, THEREFORE, the undersigned hereby constitutes and appoints each of Terrence O. Davis and Christopher Moore, and each of them singly, with full powers of substitution and resubstitution, my true and lawful attorney, with full power to him to sign for me, and in my name and in the capacities indicated below, any Registration Statement of the Trust on Form N-2, all Pre-Effective Amendments to any such Registration Statement of the Trust, any and all subsequent Post-Effective Amendments to such Registration Statement, any and all supplements or other instruments in connection therewith, and any subsequent Registration Statements for the same offering, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the securities regulators of the appropriate states and territories, and generally to do all such things in my name and on my behalf in connection therewith as such attorney deems necessary or appropriate to comply with the Securities Act of 1933, the Investment Company Act of 1940, all related requirements of the Securities and Exchange Commission and all related requirements of the appropriate state and territorial regulators, granting unto such attorney full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorney lawfully could do or cause to be done by virtue hereof. This power of attorney shall be construed in accordance with and governed by the laws of the Cayman Islands.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 27th day of November, 2018.

EXECUTED AS A DEED BY

/s/ Kevin Shields
Kevin Shields
Trustee

/s/ Tanya Cody
Tanya Cody
Witness

POWER OF ATTORNEY

WHEREAS, the undersigned, GIACF ALTERNATIVE HOLDINGS, LLC, a limited liability company formed under the laws of the Cayman Islands (the “Company”), is a wholly-owned subsidiary of Griffin Institutional Access Credit Fund, a business trust organized under the laws of the State of Delaware (the “Trust”); and

WHEREAS, the Trust periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended (file nos. 333-211845 and 811-23159);

NOW, THEREFORE, the undersigned hereby constitutes and appoints each of Terrence O. Davis and Christopher Moore, and each of them singly, with full powers of substitution and resubstitution, my true and lawful attorney, with full power to him to sign for me, and in my name and in the capacities indicated below, any Registration Statement of the Trust on Form N-2, all Pre-Effective Amendments to any such Registration Statement of the Trust, any and all subsequent Post-Effective Amendments to such Registration Statement, any and all supplements or other instruments in connection therewith, and any subsequent Registration Statements for the same offering, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the securities regulators of the appropriate states and territories, and generally to do all such things in my name and on my behalf in connection therewith as such attorney deems necessary or appropriate to comply with the Securities Act of 1933, the Investment Company Act of 1940, all related requirements of the Securities and Exchange Commission and all related requirements of the appropriate state and territorial regulators, granting unto such attorney full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorney lawfully could do or cause to be done by virtue hereof. This power of attorney shall be construed in accordance with and governed by the laws of the Cayman Islands.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 27th day of November, 2018.

EXECUTED AS A DEED BY

/s/ Robb Chapin
Robb Chapin
Trustee

/s/ Tanya Cody
Tanya Cody
Witness

POWER OF ATTORNEY

WHEREAS, the undersigned, GIACF ALTERNATIVE HOLDINGS, LLC, a limited liability company formed under the laws of the Cayman Islands (the “Company”), is a wholly-owned subsidiary of Griffin Institutional Access Credit Fund, a business trust organized under the laws of the State of Delaware (the “Trust”); and

WHEREAS, the Trust periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended (file nos. 333-211845 and 811-23159);

NOW, THEREFORE, the undersigned hereby constitutes and appoints each of Terrence O. Davis and Christopher Moore, and each of them singly, with full powers of substitution and resubstitution, my true and lawful attorney, with full power to him to sign for me, and in my name and in the capacities indicated below, any Registration Statement of the Trust on Form N-2, all Pre-Effective Amendments to any such Registration Statement of the Trust, any and all subsequent Post-Effective Amendments to such Registration Statement, any and all supplements or other instruments in connection therewith, and any subsequent Registration Statements for the same offering, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the securities regulators of the appropriate states and territories, and generally to do all such things in my name and on my behalf in connection therewith as such attorney deems necessary or appropriate to comply with the Securities Act of 1933, the Investment Company Act of 1940, all related requirements of the Securities and Exchange Commission and all related requirements of the appropriate state and territorial regulators, granting unto such attorney full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorney lawfully could do or cause to be done by virtue hereof. This power of attorney shall be construed in accordance with and governed by the laws of the Cayman Islands.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 27th day of November, 2018.

EXECUTED AS A DEED BY

/s/ Ira Cohen
Ira Cohan
Trustee

/s/ Tanya Cody
Tanya Cody
Witness

POWER OF ATTORNEY

WHEREAS, the undersigned, GIACF ALTERNATIVE HOLDINGS, LLC, a limited liability company formed under the laws of the Cayman Islands (the “Company”), is a wholly-owned subsidiary of Griffin Institutional Access Credit Fund, a business trust organized under the laws of the State of Delaware (the “Trust”); and

WHEREAS, the Trust periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended (file nos. 333-211845 and 811-23159);

NOW, THEREFORE, the undersigned hereby constitutes and appoints each of Terrence O. Davis and Christopher Moore, and each of them singly, with full powers of substitution and resubstitution, my true and lawful attorney, with full power to him to sign for me, and in my name and in the capacities indicated below, any Registration Statement of the Trust on Form N-2, all Pre-Effective Amendments to any such Registration Statement of the Trust, any and all subsequent Post-Effective Amendments to such Registration Statement, any and all supplements or other instruments in connection therewith, and any subsequent Registration Statements for the same offering, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the securities regulators of the appropriate states and territories, and generally to do all such things in my name and on my behalf in connection therewith as such attorney deems necessary or appropriate to comply with the Securities Act of 1933, the Investment Company Act of 1940, all related requirements of the Securities and Exchange Commission and all related requirements of the appropriate state and territorial regulators, granting unto such attorney full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorney lawfully could do or cause to be done by virtue hereof. This power of attorney shall be construed in accordance with and governed by the laws of the Cayman Islands.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 27th day of November, 2018.

EXECUTED AS A DEED BY

/s/ Nathan Headrick
Nathan Headrick
Trustee

/s/ Tanya Cody
Tanya Cody
Witness